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                                                                      EXHIBIT 32

           WINTHROP RESIDENTIAL ASSOCIATES III, A LIMITED PARTNERSHIP
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                         FORM 10-QSB SEPTEMBER 30, 2003
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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT of 1302


     In connection with the Quarterly Report of Winthrop Residential Associates III, A Limited Partnership, (the "Partnership"), on Form 10-QSB for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 1302, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



Date:  November 13, 2003                   /s/ Michael L. Ashner
                                           ------------------------------------
                                           Michael L. Ashner
                                           Chief Executive Officer


Date:  November 13, 2003                   /s/ Thomas C. Staples
                                           ------------------------------------
                                           Thomas C. Staples
                                           Chief Financial Officer